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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-32414) pertaining to the Long-Term Incentive Plan of Magna Entertainment Corp. of our report dated February 1, 2002, with respect to the consolidated financial statements and schedule of Magna Entertainment Corp. included in the Annual Report on Form 10-K for the year ended December 31, 2001.

                                                           /s/ Ernst & Young LLP
                                                           Chartered Accountants

March 18, 2002
Toronto, Canada